UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 27, 2006
McKesson Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13252	943207296

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

McKesson Plaza, One Post Street, San Francisco, California	94104

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:                    415-983-8300

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
McKesson Corporation (the “Company”) today reported that on February 24, 2006, in the previously disclosed consolidated securities class action pending in the United States District Court for the Northern District of California, In re McKesson HBOC, Inc. Securities Litigation, No. C99-20743 RMW (the “Class Action”), the Honorable Ronald M. Whyte signed a Final Judgment and Order of Dismissal (the “Judgment”), as jointly requested by the Company and the Lead Plaintiff pursuant to the previously reported settlement of the Class Action. The Judgment finally approves the settlement and dismisses on the merits and with prejudice all claims asserted in the Class Action by the Lead Plaintiff against the Company, HBO & Company, and Defendants’ Released Persons (as that term is defined in the Judgment). As previously reported, the Settlement Amount is $960 million. Under the Judgment, interest will begin to accrue on the Settlement Amount on March 11, 2006, at the interest rate for 90-day United States Treasury bills on that date. The Judgment requires McKesson to pay the Settlement Amount plus any accrued interest not later than 7 days after the Effective Date, which is the first day following the date on which the Judgment is finally affirmed on appeal or is no longer subject to appeal, subject to certain exceptions set forth in the Stipulation of Settlement. If no appeal is filed, the first day on which McKesson could be required to pay the Settlement Amount will be April 3, 2006, although McKesson may elect to pay the Settlement Amount prior to that date. See attached exhibit 99 for a complete copy of the Judgment.
On February 21, 2006, the Delaware Court of Chancery approved the settlement of the previously reported derivative action captioned Saito, et al. v. McCall, et al. (Del. Ch. C.A. No. 17132-NC). Under the settlement approval by the Court, the Company’s insurance companies will pay $30 million (the “Settlement Consideration”) to the Company in exchange for a release of the Company’s potential claims against eighteen present or former directors or officers of the Company or HBO & Company, among other terms. The Court awarded attorney fees to counsel for the plaintiffs in the amount of $6 million, to be paid by the Company out of the $30 million Settlement Consideration.
Item 9.01 Financial Statements and Exhibits.
         (c)   Exhibits

Exhibit 99	Final Judgment and Order of Dismissal, In re McKesson HBOC, Inc. Securities Litigation No. C99-20743 RMW

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McKesson Corporation
February 28, 2006	By:	Ivan D. Meyerson
		Name:	Ivan D. Meyerson
		Title:	Executive Vice President, General Counsel and Secretary